UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: February 25, 2004
                                        -----------------

                               ENESCO GROUP, INC.
             (Exact name of registrant as specified in its charter)

                                     0-1349
                                     ------
                             Commission file number


             Illinois                                04-1864170
        (State of or other                (I.R.S. Employer Identification No.)
         jurisdiction of
         incorporation or
         organization)

                                225 Windsor Drive
                             Itasca, Illinois 60143
               (Address of principal executive offices) (Zip Code)

                                 (630) 875-5300
              (Registrant's telephone number, including area code)

--------------------------------------------------------------------------------

Item 7.  Exhibits

A copy of the Press Release issued by Enesco Group, Inc. (the "Company"), dated February 25, 2004, is attached hereto as Exhibit 99 and is incorporated herein by reference.

Item 9. Regulation FD Disclosure (Item 12, Results of Operations and Financial Condition)

On February 25, 2004, the Company issued a press release regarding its fourth quarter 2003 and year-ending December 31, 2003 earnings. The press release of the Company is attached hereto as Exhibit 99. This information, furnished under this "Item 9. Regulation FD Disclosure", is intended to be furnished under "Item
12. Disclosure of Results of Operations and Financial Condition" in accordance with SEC Release No. 33-8216.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     ENESCO GROUP, INC.


Date:  March 1, 2004                                By:  /s/ Thomas F. Bradley
                                                         ---------------------
                                                         Thomas F. Bradley
                                                         Chief Financial Officer

                                  EXHIBIT INDEX



Exhibit No.      Description

   99 Company Press Release dated February 25, 2004 announcing fourth quarter 2003 and year-ending December 31, 2003 earnings.